Exhibit 32.1
CERTIFICATION
I, Michael D. Dale, Chief Executive Officer of ATS Medical, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934 (15 U.S.C. 78m); and
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 8, 2007

/s/ Michael D. Dale
Name:	Michael D. Dale
Title:	Chief Executive Officer